CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus dated March 1, 2000 and "Independent Auditors" in the Statement of Additional Information dated March 1, 2000, of The Liberty Fund (formerly, The Colonial Fund, one of the series comprising Liberty Funds Trust
III) and to the incorporation by reference of our report dated December 10, 1999 with respect to the financial statements and financial highlights of The Colonial Fund included in The Colonial Fund Annual Report dated October 31, 1999 in the Statement of Additional Information, which Prospectus is attached to and Statement of Additional information is incorporated by reference in the Prospectus/Proxy Statement and the Statement of Additional Information included in this Registration Statement on Form N-14 (File No. 2-15184) of Liberty Funds Trust III.

                                /s/ERNST & YOUNG LLP
Boston, Massachusetts
November 24, 2000

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses dated March 1, 2000 and "Independent Auditors" in the Statements of Additional Information dated March 1, 2000, of Liberty Contrarian Small Cap Fund and Liberty Special Fund (formerly Crabbe Huson Small Cap Fund and Crabbe Huson Special Fund, respectively, two of the series comprising Liberty Funds Trust III) and to the incorporation by reference of our reports dated December 10, 1999 with respect to the financial statements and financial highlights of Crabbe Huson Small Cap Fund and Crabbe Huson Special Fund included in the Crabbe Huson Funds Annual Report dated October 31, 1999 in the Statement of Additional Information, which Prospectus is attached to and Statement of Additional information is incorporated by reference in the Prospectus/Proxy Statement and the Statement of Additional Information included in this Registration Statement on Form N-14 (File No. 2-15184) of Liberty Funds Trust III.


                                /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 24, 2000

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses dated March 1, 2000 and "Independent Auditors" in the Statements of Additional Information dated March 1, 2000, of Liberty Contrarian Balanced Fund and Liberty Contrarian Equity Fund (formerly Crabbe Huson Managed Income & Equity Fund and Crabbe Huson Equity Fund, respectively, two of the series comprising Liberty Funds Trust III) and to the incorporation by reference of our reports dated December 10, 1999 with respect to the financial statements and financial highlights of Crabbe Huson Managed Income & Equity Fund and Crabbe Huson Equity Fund included in the Crabbe Huson Funds Annual Report dated October 31, 1999 in the Statement of Additional Information, which Prospectus is attached to and Statement of Additional information is incorporated by reference in the Prospectus/Proxy Statement and the Statement of Additional Information included in this Registration Statement on Form N-14 (File No. 2-15184) of Liberty Funds Trust III.


                                /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 24, 2000